Exhibit 10.1

SECOND AMENDED AND RESTATED CREDIT

AND GUARANTY AGREEMENT

SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amended and Restated DIP Credit Agreement”) dated as of May 10, 2004 among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, as BORROWERS, the GUARANTORS listed on Annex B to the Existing DIP Credit Agreement (as defined below), each of which is a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, each of the FINANCIAL INSTITUTIONS from time to time party hereto, JPMORGAN CHASE BANK, as Administrative Agent, CITIGROUP GLOBAL MARKETS INC., as Syndication Agent, J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as Joint Bookrunners and Co-Lead Arrangers, CITICORP NORTH AMERICA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

W I T N E S S E T H :

WHEREAS, certain of the parties hereto have heretofore entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002 (as amended and in effect immediately prior to the effectiveness of this Amended and Restated DIP Credit Agreement, the “Existing DIP Credit Agreement”); and

WHEREAS, the parties hereto desire to amend the Existing DIP Credit Agreement and the Amended and Restated Security and Pledge Agreement (as defined below) as set forth herein and to restate the Existing DIP Credit Agreement in its entirety to read as set forth in the Existing DIP Credit Agreement with the amendments specified below.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Amendment and Restatement of Existing DIP Credit Agreement. The parties hereto hereby agree that upon their execution and delivery of this Amended and Restated DIP Credit Agreement and subject to the other terms and conditions set forth herein, including the terms and conditions set forth in Section 30 hereof with respect to the effectiveness of this Amended and Restated DIP Credit Agreement, the Existing DIP Credit Agreement shall be amended and restated in its entirety and that from and after the Restatement

Effective Date (as defined in Section 30 below), the terms and conditions set forth in the Existing DIP Credit Agreement, after giving effect to the amendments to the terms and conditions thereof that are set forth herein, which terms and conditions are incorporated by reference herein and form a part hereof, shall be the terms and conditions of this Amended and Restated DIP Credit Agreement and shall be binding upon all parties hereto, subject to the terms hereof.

Section 2. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Existing DIP Credit Agreement has the meaning assigned to such term in the Existing DIP Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing DIP Credit Agreement shall, after the Restatement Effective Date, refer to this Amended and Restated DIP Credit Agreement.

Section 3. Extension of Maturity Date. The definition of “Maturity Date” in Section 1.01 of the Existing DIP Credit Agreement is amended by changing the date specified therein from “June 25, 2004” to “March 31, 2005.”

Section 4. Increase in Amount of Shared Capital Expenditures. The definition of “Capital Expenditures” in Section 1.01 of the Existing DIP Credit Agreement is amended by changing the aggregate amount of Shared Capital Expenditures that may be incurred by any Loan Party in the Seven A Borrower Group for the period starting on May 1, 2003 and ending on the Maturity Date, which amount is set forth in clause (ii) of such definition, from “50,000,000” to “150,000,000.”

Section 5. Amendment of Commitment Fee Rate. The table set forth in the definition of “Commitment Fee Rate” in Section 1.01 of the Existing DIP Credit Agreement is amended to read in its entirety as follows:

Utilization	Rate
Utilization < 33.3%	0.75%
Utilization ≥ 33.3% but ≤ 66.6%	0.625%
Utilization > 66.6%	0.50%

Section 6. Decrease in Applicable L/C Fee Rate. The definition of “Applicable L/C Fee Rate” in Section 1.01 of the Existing DIP Credit Agreement is amended to read in its entirety as follows:

““Applicable L/C Fee Rate” shall mean a rate per annum equal to 2.50%.”

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Section 7. Decrease in the Applicable Margin. The definition of “Applicable Margin” in Section 1.01 of the Existing DIP Credit Agreement is amended to read in its entirety as follows:

““Applicable Margin” shall mean, on any date, (i) with respect to any Eurodollar Loan, a rate per annum equal to 2.50%, and (ii) with respect to any ABR Loan, a rate per annum equal to 1.50%.”

Section 8. Definition Of Cash Management Separation. The definition of “Cash Management Separation” in Section 1.01 of the Existing DIP Credit Agreement is amended by replacing the words “Initial Majority DIP Lenders” contained in the fourth and fifth lines thereto and in the eighth line thereto with the words “Required DIP Lenders”.

Section 9. Change in Citigroup Entities. (a) Section 1.01 of the Existing DIP Credit Agreement is amended by the addition of the following definitions:

““CGMI” shall mean Citigroup Global Markets Inc. and its successors.”

““CNAI” shall mean Citicorp North America, Inc. and its successors.”

(b) Each of the definitions of “Co-Lead Arrangers” and “Syndication Agent” in Section 1.01 of the Existing DIP Credit Agreement is amended to replace the term “SSB” contained therein with the term “CGMI”.

(c) The definition of “Collateral Agent” in Section 1.01 of the Existing DIP Credit Agreement is amended to replace the term “CUSA” contained therein with the term “CNAI”.

(d) Section 10.01 of the Existing DIP Credit Agreement is amended to (i) replace the words “Citicorp USA, Inc.” contained in the ninth line thereof with the words “Citicorp North America, Inc.”, (ii) replace the words “Citicorp USA, Inc.” contained in the tenth line thereof with the words “Citigroup Global Markets Inc.” and (iii) replace the words “Salomon Smith Barney Inc.” contained in the thirteenth line thereof with the words “Citigroup Global Markets Inc.”

Section 10. Definition of Co-Documentation Agents. The definition of “Co-Documentation Agents” in the Existing DIP Credit Agreement is amended by deleting the words “Fleet National Bank” contained therein.

Section 11. Definition Of Extension Order. Section 1.01 of the Existing DIP Credit Agreement is amended by the addition of the following definition:

““Extension Order” shall have the meaning set forth in Section 4.03(d).”

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Section 12. Definition Of Orders. The definition of “Orders” in Section 1.01 of the Existing DIP Credit Agreement is amended to read in its entirety as follows:

““Orders” shall mean the Interim Order, the Final Order and the Extension Order of the Bankruptcy Court referred to in Sections 4.01(b) and 4.03(d).”

Section 13. Definition of Letter of Credit Sublimit. (a) The definition of “Letter of Credit Sublimit” in Section 1.01 of the Existing DIP Credit Agreement is amended to read in its entirety as follows:

““Letter of Credit Sublimit” shall mean, at any time, with respect to any Borrower, the lesser of (i) the amount set forth in Annex F attached hereto under the column “Letter of Credit Sublimit” opposite such Borrower’s name and (ii) such Borrower’s Borrowing Limit at such time.”

(b) An Annex F to the Existing DIP Credit Agreement is added to read in its entirety as set forth on Annex F attached hereto.

Section 14. Definition of Reduction Event. Clause (i) of the definition of “Reduction Event” in the Existing DIP Credit Agreement is amended to read in its entirety as follows:

“(i) any sale, lease, transfer or other disposition of assets of any Loan Party (other than (A) any disposition to any other Loan Party that belongs to the same Borrower Group or (B) the disposition of certain assets related to the WNSA radio station pursuant to an order of the Bankruptcy Court dated April 29, 2004)”.

Section 15. Definition of Tranche B Fixed Return Rate. The definition of “Tranche B Fixed Return Rate” in Section 2.02(h) of the Existing DIP Credit Agreement is amended by replacing the parenthetical clause “(the Applicable Margin with respect to Eurodollar Loans - 0.25%)” contained in the fifth and sixth lines thereto with the parenthetical clause “(the Applicable Margin with respect to Eurodollar Loans)”.

Section 16. Change in Letters of Credit Provision. Section 2.04(d) of the Existing DIP Credit Agreement shall be amended by replacing the first sentence thereof with the following sentences:

“No Letter of Credit shall expire later than the later of (x) the Maturity Date and (y) May 31, 2005; provided that if the Maturity Date

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shall occur earlier than May 31, 2005 and any Letter of Credit shall be outstanding on the Maturity Date, each applicable Borrower shall, at or prior to the Maturity Date, (i) cause all Letters of Credit of such Borrower which expire after the Maturity Date to be returned to the Fronting Bank undrawn and marked “cancelled” or (ii) if such Borrower is unable or elects not to do so in whole or in part, either (A) provide a “back-to-back” letter(s) of credit to the applicable Fronting Bank in form and substance reasonably satisfactory to such Fronting Bank and the Administrative Agent, issued by a bank reasonably satisfactory to such Fronting Bank and the Administrative Agent, and in an amount equal to at least 110% of the then undrawn stated amount of all Letters of Credit of such Borrower issued by such Fronting Bank that are to remain outstanding following the Maturity Date in accordance with the terms hereof and/or (B) deposit cash in an account maintained by or, if necessary opened by, such Borrower with the applicable Fronting Bank in an amount equal to 110% of the then undrawn stated amount of all outstanding Letters of Credit of such Borrower issued by such Fronting Bank that are to remain outstanding following the Maturity Date in accordance with the terms hereof, in each case, to serve as collateral security for such Borrower’s Reimbursement Obligations under all such Letters of Credit, it being understood and agreed that such “back-to-back” letter(s) of credit shall be returned undrawn and marked “cancelled” and/or such cash shall be remitted to such Borrower, in each case, upon the expiration, cancellation or other termination or satisfaction of such Reimbursement Obligations and the other Obligations of such Borrower with respect to such Letters of Credit (other than contingent indemnification obligations in respect of which no claims giving rise thereto have been asserted). With respect to each Letter of Credit that remains outstanding after the Maturity Date, (1) and notwithstanding any terms of this Agreement and the other Loan Documents to the contrary, including, without limitation, Sections 2.04(g), 2.04(h) and 2.04(i), so long as the applicable Borrower is in compliance with the requirement set forth in the proviso to the preceding sentence regarding such Letter of Credit, no DIP Lender other than the applicable Fronting Bank shall have any rights or obligations (including without limitation, any participation right or obligation) with respect to draws made under such Letter of Credit after the Maturity Date and (2) and subject to clause (1) above, the other terms and conditions set forth in this Agreement which are applicable to such Letter of Credit shall remain in full force and effect until the expiration, cancellation or other termination or satisfaction of the Reimbursement Obligations and other Obligations of the applicable Borrower with respect to such Letter of Credit (other than contingent indemnification obligations in respect of which no claims giving rise thereto have been asserted).”

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Section 17. Amendments to Certain Reduction Event Provisions. (a) Section 2.14(a)(i)(y) of the Existing DIP Credit Agreement is amended by replacing the words “Initial Majority DIP Lenders” contained in the third and fourth lines thereto with the words “Co-Lead Arrangers”.

(b) Section 2.14(a)(ii)(x) of the Existing DIP Credit Agreement is amended by deleting the words “to which such Joint and Several Loan Party belongs” contained in the second and third lines thereto.

(c) Section 2.14(a)(ii)(y) of the Existing DIP Credit Agreement is amended by replacing the words “Initial Majority DIP Lenders” contained in the second line thereto with the words “Co-Lead Arrangers”.

Section 18. Amendments to Certain Representations and Warranties of the Loan Parties. (a) Section 3.01 of the Existing DIP Credit Agreement is amended by adding the phrase “and the Extension Order” immediately following the parenthetical phrase “(or the Final Order, when applicable)” set forth in clauses (iii) and (iv) thereof.

(b) Section 3.02 of the Existing DIP Credit Agreement is amended by adding the phrase “and the Extension Order” immediately following the parenthetical phrase “(or the Final Order, when applicable)” set forth in the (i) second line thereof and (ii) two final sentences thereof.

(c) The second sentence of Section 3.09 of the Existing DIP Credit Agreement is amended to read in its entirety as follows:

“On or prior to any Credit Event, the Interim Order or the Final Order, as the case may be, and the Extension Order will have been entered and as of the date of such Credit Event, the Interim Order or the Final Order, as the case may be, and the Extension Order will not have been amended, stayed, vacated or rescinded.”

Section 19. Change in Conditions Precedent to Each Credit Event. (a) Section 4.03(d) of the Existing DIP Credit Agreement is amended to add the following sentence at the end thereof:

“An order of the Bankruptcy Court approving the Second Amended and Restated Credit and Guaranty Agreement, dated as of May 10, 2004, among the Loan Parties and the lenders and agents party thereto, in substantially the form of Exhibit H (the “Extension Order”) and reasonably acceptable to the Co-Lead Arrangers, shall be in full force and effect, and shall not have been stayed, reversed, modified or amended in any respect without the prior written consent of the Co-Lead Arrangers; and if the Extension Order is the subject of a pending appeal in any respect, neither the occurrence of any Credit Event nor the performance by

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any Loan Party of any of their respective obligations under any of the Loan Documents shall be the subject of a presently effective stay pending appeal.”

(b) An Exhibit H to the Existing DIP Credit Agreement is added to read in its entirety as set forth on Exhibit H attached hereto.

Section 20. Change in Financial Statements Covenants. The first sentence of Section 5.01(a) of the Existing DIP Credit Agreement is amended by replacing the reference therein to “June 15, 2004” with a reference to “September 30, 2004”.

Section 21. Amendments to Certain Events Of Default. (a) Section 7.01(i) of the Existing DIP Credit Agreement is amended to read in its entirety as follows:

“(i) an order of the Bankruptcy Court shall be entered reversing, amending, supplementing, staying for a period in excess of ten (10) days, vacating or otherwise modifying any of the Orders or terminating the use of cash collateral by the Loan Parties pursuant to the Orders; or”.

(b) Section 7.01(l) of the Existing DIP Credit is amended by (i) deleting the word “and” at the end of clause (vii) thereof and replacing it with a comma, and (ii) adding the word “and” and the following new clause (ix) at the end of clause (viii) thereof:

“(ix) cure payments made to one or more vendors in an aggregate amount with respect to all such cure payments not in excess of $43,000,000.”

Section 22. Appointment of Successor Collateral Agent. Pursuant to Section 8.10 of the Existing DIP Credit Agreement, (i) Citicorp USA, Inc. hereby resigns as the collateral agent under the Loan Documents, (ii) each DIP Lender hereby appoints Citicorp North America, Inc. as the successor collateral agent under the Loan Documents, (iii) the Borrowers hereby acknowledge that such appointment is reasonably satisfactory to them, and (iv) Citicorp North America, Inc. hereby accepts such appointment as the collateral agent under the Loan Documents, in each case, effective as of the Restatement Effective Date.

Section 23. Change in Borrowing Limits. Part I of Annex E to the Existing DIP Credit Agreement is replaced in its entirety by Part I of Annex E attached hereto.

Section 24. Change in Financial Covenant Levels. Part II of Annex E to the Existing DIP Credit Agreement is replaced in its entirety by Part II of Annex E attached hereto.

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Section 25. Acknowledgement of Existing Waivers. Each DIP Lender hereby acknowledges and agrees that any and all Existing Waivers shall continue to remain in full force and effect on and after the Restatement Effective Date and shall be binding upon and be enforceable against all of the DIP Lenders hereunder. “Existing Waivers” means all written waivers (whether in respect of compliance with the terms of, Defaults or Events of Defaults under, or other matters pertaining to, the Existing DIP Credit Agreement) granted by the DIP Lenders under the terms of the Existing DIP Credit Agreement prior to the Restatement Effective Date.

Section 26. New DIP Lenders, Extending DIP Lenders and Exiting DIP Lenders. (a) With effect from and including the Restatement Effective Date, (i) each Person listed on the signature pages hereof that is not a party to the Existing DIP Credit Agreement (each, a “New DIP Lender”) shall become a DIP Lender on the terms and subject to the conditions set forth in this Amended and Restated DIP Credit Agreement, (ii) each Person who, immediately prior to the Restatement Effective Date, was a DIP Lender under the terms of the Existing DIP Credit Agreement, and whose name is set forth on the signatures pages hereof (each, an “Extending DIP Lender”) shall continue to be a DIP Lender on the terms and subject to the conditions set forth in this Amended and Restated DIP Credit Agreement and (iii) each Person who, immediately prior to the Restatement Effective Date, was a DIP Lender under the terms of the Existing DIP Credit Agreement, but whose name is not set forth on the signatures pages hereof (each, an “Exiting DIP Lender”; the Exiting DIP Lenders and the Extending DIP Lenders are collectively referred to as the “Old DIP Lenders”) shall, subject to the terms hereof, cease to be a DIP Lender and shall not be a party to, or otherwise have any rights or be subject to any obligations under, this Amended and Restated DIP Credit Agreement.

(b) On the Restatement Effective Date, (i) Annex A to the Existing DIP Credit Agreement shall be replaced in its entirety by Annex A attached hereto, with the Tranche A Commitment of each Extending DIP Lender and each New DIP Lender whose name is set forth on said Annex A attached hereto being the amount set forth opposite the name of such Tranche A DIP Lender thereon, (ii) Annex D to the Existing DIP Credit Agreement shall be replaced in its entirety by Annex D attached hereto, with the Tranche B Credit-Linked Deposit Amount of each Extending DIP Lender and each New DIP Lender whose name is set forth on said Annex D attached hereto being the amount set forth opposite the name of such Tranche B DIP Lender thereon, subject in the case of clauses (i) and (ii) immediately above, to the reduction of the Tranche A Commitments of the Tranche A DIP Lenders and/or the reduction of the Tranche B Credit-Linked Deposit Amount of the Tranche B DIP Lenders in accordance with and subject to the terms of this Amended and Restated DIP Credit Agreement and (iii) the Tranche A Commitment and the Tranche B Credit-Linked Deposit Amount of each Exiting DIP Lender shall be $0. From and after the Restatement Effective

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Date, each Extending DIP Lender and each New DIP Lender that has a Tranche A Commitment or a Tranche B Credit-Linked Deposit Amount in excess of $0, in each case as set forth on Annex A or Annex D attached hereto, shall from time to time fund Loans and participate in Letters of Credit (including the funding of Loans and the participations in Letters of Credit contemplated by Sections 26(c) and (d) below) on the terms and subject to the conditions set forth in this Amended and Restated DIP Credit Agreement, including that the conditions to borrowing under this Amended and Restated DIP Credit Agreement are met on the date of such Borrowing.

(c) On the Restatement Effective Date, each Borrower shall repay the entire principal amount of, and all accrued and unpaid interest on, the Loans of the Old DIP Lenders made to such Borrower which are outstanding under the Existing DIP Credit Agreement immediately prior to the Restatement Effective Date (the “Outstanding Loans”), which amounts are set forth on Schedule 26 attached hereto. On the Restatement Effective Date, the Borrowers repaying Outstanding Loans as contemplated by the immediately preceding sentence hereof shall deliver a notice or notices pursuant to Section 2.07(b) of the Existing DIP Credit Agreement requesting a Borrowing or Borrowings of ABR Loans in an aggregate principal amount equal to the aggregate principal amount of the Outstanding Loans of such Borrower being repaid as contemplated hereby, and each such Borrower shall (i) direct that the proceeds from all such Borrowings be used to repay the entire principal amount of such Outstanding Loans and (ii) use its available cash to pay to the Old DIP Lenders all accrued and unpaid interest on, and the other amounts payable under Section 26(e) below in respect of, such Outstanding Loans. All Tranche A Loans made to the Borrowers on the Restatement Effective Date as contemplated by the immediately preceding sentence hereof (and, subject to the terms of this Amended and Restated DIP Credit Agreement, all Tranche A Loans made after the Restatement Effective Date) shall, in accordance with Section 2.01(a) of the Existing DIP Credit Agreement, be funded by each Extending DIP Lender and New DIP Lender that is a Tranche A DIP Lender pro rata in accordance with such Tranche A DIP Lender’s Class Percentage. On the Restatement Effective Date, each Extending DIP Lender and New DIP Lender that is a Tranche B DIP Lender shall deposit into such Tranche B DIP Lender’s Tranche B Credit-Linked Account, the amount set forth opposite its name on Annex D attached hereto and, on the Restatement Effective Date, each such Tranche B DIP Lender shall, in accordance with the terms of Section 2.03(b) of the Existing DIP Credit Agreement, make Tranche B Loans to the Borrowers as contemplated by the second immediately preceding sentence hereof, with such Tranche B Loans to be made (x) solely out of such Tranche B DIP Lender’s Tranche B Credit-Linked Account and (y) pro rata in accordance with such Tranche B DIP Lender’s Class Percentage.

(d) On the Restatement Effective Date, all participations by each Old DIP Lender in Letters of Credit outstanding under

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the Existing DIP Credit Agreement immediately prior to the Restatement Effective Date (the “Outstanding Letters of Credit”) shall be deemed to be cancelled, it being understood and agreed that the deemed cancellation of the participations of the Old DIP Lenders and the Exiting DIP Lenders in such Outstanding Letters of Credit shall not in any way affect the Outstanding Letters of Credit which shall remain unaltered and in full force and effect from, after and including the Restatement Effective Date on the terms set forth herein; the aggregate face amount of the Outstanding Letters of Credit is set forth on Schedule 26. All Outstanding Letters of Credit shall, on the Restatement Effective Date, be deemed to be Tranche A Letters of Credit and all participations in such Outstanding Letters of Credit shall, in accordance with the terms of Section 2.04(g) of the Existing DIP Credit Agreement, be allocated to and assumed by each Extending DIP Lender and each New DIP Lender that is a Tranche A DIP Lender in accordance with their Class Percentages.

(e) With respect to the prepayment of Outstanding Loans made pursuant to Section 26(c), the Borrowers agree to reimburse each applicable Old DIP Lender, including each Exiting DIP Lender, for any funding losses incurred in connection therewith that are required to be paid by the Loan Parties pursuant to the terms of the Existing DIP Credit Agreement.

(e) Subject to the terms and conditions hereof, the transactions contemplated by this Section 26 shall be consummated on the Restatement Effective Date on the terms set forth herein, notwithstanding any term in the Existing DIP Credit Agreement, including without limitation, any term set forth in Article 2 thereof, that would otherwise prohibit or restrict the consummation of such transactions on the terms set forth herein, with all such terms and conditions that would otherwise prohibit or restrict the consummation of the transactions contemplated hereby being waived solely for the purpose of such consummation.

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Section 27. Amendment of the Amended and Restated Security and Pledge Agreement. Section 15(a) of the Amended and Restated Security and Pledge Agreement shall be amended by adding the following proviso immediately after the “finally” clause contained therein:

“provided that any cash held as collateral security for a Loan Party’s Reimbursement Obligations and other Obligations to the Fronting Lender with respect to any Letter of Credit outstanding after the Maturity Date in accordance with the first sentence of Section 2.04(d) of the Amended and Restated DIP Credit Agreement (“Extended L/C Obligations”) shall be applied first to pay fees and expenses constituting Extended L/C Obligations, until payment in full of all such amounts, second to pay the unpaid interest accrued on the Secured Obligations of such Loan Party constituting Extended L/C Obligations, until payment in full of all such interest shall have been made, and third to pay any remaining unpaid Extended L/C Obligations (or provide for the payment thereof pursuant to Section 15(b)), until payment in full of all such Extended L/C Obligations of such Loan Party shall have been made (or so provided for), and thereafter shall be applied in accordance with the provisions set forth above.”

Section 28. Representations of Loan Parties. Subject to the terms of Section 3.15 of the Existing DIP Credit Agreement, each Loan Party represents and warrants that (i) the representations and warranties of the Loan Parties set forth in the Loan Documents will be true and correct in all material respects on and as of the Restatement Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (which shall be true and correct in all material respects on and as of such earlier date) and (ii) no Default will have occurred and be continuing on such date.

Section 29. Governing Law. THIS AMENDED AND RESTATED DIP CREDIT AGREEMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

Section 30. Counterparts; Effectiveness. This Amended and Restated DIP Credit Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amended and Restated DIP Credit Agreement shall become effective on the date (the “Restatement Effective Date”) when:

(a) the Administrative Agent shall have received from each of the Loan Parties and the DIP Lenders (other than any Exiting DIP Lender) a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof (and the DIP Lenders as to which the Administrative Agent shall have

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received such counterparts or such confirmation shall constitute the Super-Majority DIP Lenders under the Existing DIP Credit Agreement as in effect immediately prior to the effectiveness of this Amended and Restated DIP Credit Agreement);

(b) the Administrative Agent shall have received (i) an opinion of Willkie Farr & Gallagher LLP, counsel for the Loan Parties and (ii) an opinion of in-house counsel to the Parent, in each case dated the Restatement Effective Date in form and substance reasonably satisfactory to the Co-Lead Arrangers;

(c) all fees payable pursuant to the terms of that certain fee letter, dated April 16, 2004, among certain of the Loan Parties and certain of the financial institutions party hereto shall have been paid in full;

(d) any Commitment Fee which is accrued and unpaid (whether due to an Exiting DIP Lender or an Extending DIP Lender) as of the Restatement Effective Date under the terms of the Existing DIP Credit Agreement shall have been paid in accordance with Section 2.21 thereof;

(e) any fee payable in respect of any issued and outstanding Letter of Credit (whether due to an Exiting DIP Lender or an Extending DIP Lender) that is accrued and unpaid as of the Restatement Effective Date under the terms of the Existing DIP Credit Agreement shall have been paid in accordance with Section 2.22 thereof;

(f) the Administrative Agent shall have received from each of the Loan Parties and the Collateral Agent a counterpart of Amendment No. 1 to the Amended and Restated Security and Pledge Agreement, dated the Restatement Effective Date, which sets forth the provisions set forth in Section 27 hereof; and

(g) the DIP Lenders shall have received a certified copy of the Extension Order, reasonably acceptable to the Co-Lead Arrangers, which (i) shall have been entered with the consent or non-objection of a preponderance of the Pre-Petition Lenders (as determined in the reasonable discretion of the Co-Lead Arrangers after consultation with the Parent) upon an application or motion of the Loan Parties reasonably satisfactory in form and substance to the Co-Lead Arrangers, on such prior notice to such parties (including the Pre-Petition Lenders) as may in each case be reasonably satisfactory to the Co-Lead Arrangers, (ii) shall be in full force and effect and (iii) shall not have been stayed, reversed, modified or amended in any respect;

provided that the amendments set forth in Sections 8, 17(a) and 17(c) shall not become effective until the Administrative Agent shall have received executed counterparts hereof (or written confirmations thereto) from Initial DIP Lenders having Tranche A Commitments in excess of 66 2/3% of the Tranche A Commitments held by the Initial DIP Lenders that are Extending DIP Lenders.

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The Administrative Agent shall promptly notify the Loan Parties, the DIP Lenders, including any Exiting DIP Lender, of the effectiveness of this Amended and Restated DIP Credit Agreement, and such notice shall be conclusive and binding on all parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated DIP Credit Agreement to be duly executed as of the date first above written.

JPMORGAN CHASE BANK, as Administrative Agent and Lender

By:	/s/ WILLIAM A. AUSTIN
Name: William A. Austin
Title: Vice President

JPMORGAN SECURITIES INC., as Joint Bookrunner and Co-Lead Arranger

By:	/s/ BRUCE BORDEN
Name: Bruce Borden
Title: Vice President

CITICORP NORTH AMERICA, INC., as Collateral Agent and Lender

By:	/s/ MICHAEL M. SCHADT
Name: Michael M. Schadt
Title: Vice President-Asset Based Finance

CITIGROUP GLOBAL MARKETS INC., as Joint Bookrunner and Co- Lead Arranger and Syndication Agent

By:	/s/ MICHAEL M. SCHADT
Name: Michael M. Schadt
Title: Authorized Signer

CITICORP USA, INC., as Resigning Collateral Agent

By:	/s/ MICHAEL M. SCHADT
Name: Michael M. Schadt
Title: Vice President-Asset Based Finance

WACHOVIA BANK, N.A., as Co- Syndication Agent and Lender

By:	/s/ HELEN WESSLING
Name: Helen Wessling
Title: Managing Director

THE BANK OF NOVA SCOTIA, as Co- Documentation Agent and Lender

By:	/s/ CHRISTOPHER USAS
Name: Christopher Usas
Title: Director

BANK OF AMERICA, N.A., as Co- Documentation Agent and Lender

By:	/s/ William E. Livingstone, IV
Name: William E. Livingstone, IV
Title: Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION, as Co- Documentation Agent and Lender

By:	/s/ CHRISTOPHER COX
Name: Christopher Cox
Title: Duly Authorized Signatory

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH

By:	/s/ Paul L. Colon
	Name:	Paul L. Colon
	Title:	Director

By:	/s/ Doreen B. Welch
	Name:	Doreen B. Welch
	Title:	Associate

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Mark E. Funk
	Name:	Mark E. Funk
	Title:	Managing Director

THE FOOTHILL GROUP, INC.

By:	/s/ Sean Dixon
	Name:	Sean Dixon
	Title:	Vice President

CALYON

By:	/s/ Douglas E. Roper
	Name:	Douglas E. Roper
	Title:	Managing Director

BANK OF MONTREAL

By:	/s/ Geoffrey McConnel
	Name:	Geoffrey McConnel
	Title:	Authorized Signatory

BAYERISCHE HYPO-und VEREINSBANK AG, NEW YORK BRANCH

By:	/s/ Miriam Trautmann
	Name:	Miriam Trautmann
	Title:	Associate Director

By:	/s/ Sal Esposito
	Name:	Sal Esposito
	Title:	Managing Director

THE TRAVELERS INSURANCE COMPANY

By:	/s/ William M. Gardner
	Name:	William M. Gardner
	Title:	Investment Officer

SATELLITE SENIOR INCOME FUND, LLC
By: Satellite Asset Management, L.P. Its Investment Manager

By:	/s/ Stephen T. Shapiro
	Name:	Stephen T. Shapiro
	Title:	Principal, Satellite Asset Management

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Susumu Ogawa
	Name:	Susumu Ogawa
	Title:	General Manager

LOAN PARTIES:

ACC CABLE COMMUNICATIONS FL-VA, LLC

By:	ACC Cable Holdings VA, Inc., its sole member

ACC CABLE HOLDINGS VA, INC.

ACC HOLDINGS II, LLC

By:	ACC Operations, Inc., its sole member

ACC INVESTMENT HOLDINGS, INC.

ACC OPERATIONS, INC.

ACC TELECOMMUNICATIONS HOLDINGS LLC

By:	ACC Operations, Inc., its sole member

ACC TELECOMMUNICATIONS LLC

By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member

ACC TELECOMMUNICATIONS OF VIRGINIA LLC

By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member

ACC-AMN HOLDINGS LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA ACQUISITION SUBSIDIARY, INC.

ADELPHIA ARIZONA, INC.

ADELPHIA BLAIRSVILLE, LLC

By:	Century Communications Corp., its sole member

ADELPHIA CABLE PARTNERS, L.P.

By:	Olympus Cable Holdings, LLC, its Managing General Partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION ASSOCIATES, L.P.

By:	Chelsea Communications, Inc., its general partner

ADELPHIA CABLEVISION CORP.

ADELPHIA CABLEVISION OF BOCA RATON, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA CABLEVISION OF FONTANA LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF NEW YORK, INC.

ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC

By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC

By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC

By:	Mickelson Media, Inc., its sole member

ADELPHIA CABLEVISION OF SAN BERNADINO, LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SANTA ANA, LLC

By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF SEAL BEACH, LLC

By:	Manchester Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SIMI VALLEY, LLC

By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC

By:	Century New Mexico Cable Television Corp., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC

By:	Sentinel Communications of Muncie, Indiana, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC

By:	Huntington CATV, Inc., its sole member

ADELPHIA CALIFORNIA CABLEVISION, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CENTRAL PENNSYLVANIA, LLC

By:	National Cable Acquisition Associates, L.P., its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general Partner

ADELPHIA CLEVELAND, LLC

By:	Adelphia of the Midwest, Inc., its sole member

ADELPHIA COMMUNICATIONS CORPORATION

ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC

By:	FrontierVision, its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, L.L.C., its general partner
By:	ACC Operations, Inc., its sole member

ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.

ADELPHIA COMPANY OF WESTERN CONNECTICUT

ADELPHIA GENERAL HOLDINGS III, INC.

ADELPHIA GS CABLE, LLC

By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA GP HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA HARBOR CENTER HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA HOLDINGS 2001, LLC

By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its managing partner

ADELPHIA INTERNATIONAL II, LLC

By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member

ADELPHIA INTERNATIONAL III LLC

By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member

ADELPHIA OF THE MIDWEST, INC.

ADELPHIA MOBILE PHONES

ADELPHIA PINELLAS COUNTY, LLC

By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA PRESTIGE CABLEVISION, LLC

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

ADELPHIA TELECOMMUNICATIONS, INC.

ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.

ADELPHIA WELLSVILLE, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA WESTERN NEW YORK HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

ARAHOVA COMMUNICATIONS, INC.

ARAHOVA HOLDINGS, LLC

By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

BADGER HOLDING CORPORATION

BETTER TV, INC. OF BENNINGTON

BLACKSBURG/SALEM CABLEVISION, INC.

BRAZAS COMMUNICATIONS, INC.

BUENAVISION TELECOMMUNICATIONS, INC.

CABLE SENRY CORPORATION

CALIFORNIA AD SALES, LLC

By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

CCC-III, INC.

CCC-INDIANA, INC.

CCH INDIANA, L.P.

By:	CCC-Indiana, its general partner

CDA CABLE, INC.

CENTURY ADVERTISING, INC.

CENTURY ALABAMA CORP

CENTURY ALABAMA HOLDING CORP.

CENTURY AUSTRALIA COMMUNICATIONS CORP.

CENTURY BERKSHIRE CABLE CORP.

CENTURY CABLE HOLDINGS, LLC

By:	Century Cable Holding Corp., its sole member

CENTURY CABLE HOLDING CORP.

CENTURY CABLE MANAGEMENT CORPORATION

CENTURY CABLE OF SOUTHERN CALIFORNIA

CENTURY CABLEVISION HOLDINGS, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CENTURY CAROLINA CORP.

CENTURY COLORADO SPRINGS CORP.

CENTURY COLORADO SPRINGS PARTNERSHIP

By:	Paragon Cable Television Inc., a general partner

CENTURY COMMUNICATIONS CORP.

CENTURY CULLMAN CORP.

CENTURY ENTERPRISE CABLE CORP.

CENTURY EXCHANGE, LLC

By:	Century Cable Holding Corp., its sole member

CENTURY FEDERAL, INC.

CENTURY GRANITE CABLE TELEVISION CORP.

CENTURY HUNTINGTON COMPANY

CENTURY INDIANA CORP.

CENTURY ISLAND ASSOCIATES, INC.

CENTURY ISLAND CABLE TELEVISION CORP.

CENTURY INVESTMENT HOLDING CORP.

CENTURY INVESTORS, INC.

CENTURY KANSAS CABLE TELEVISION CORP.

CENTURY LYKENS CABLE CORP.

CENTURY MENDOCINO CABLE TELEVISION, INC.

CENTURY MISSISSIPPI CORP.

CENTURY MOUNTAIN CORP.

CENTURY NEW MEXICO CABLE TELEVISION CORP.

CENTURY NORWICH CORP.

CENTURY OHIO CABLE TELEVISION CORP.

CENTURY OREGON CABLE CORP.

CENTURY PACIFIC CABLE TV, INC.

CENTURY PROGRAMMING, INC.

CENTURY REALTY CORP.

CENTURY SHASTA CABLE TELEVISION CORP.

CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP.

CENTURY-TCI CALIFORNIA COMMUNICATIONS, L.P.

By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY-TCI CALIFORNIA, L.P.

By:	Century-TCI California Communications, L.P., its general partner
By	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY-TCI HOLDINGS, LLC

By:	Century-TCI California Communications, L.P., its general partner
By	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY TRINIDAD CABLE TELEVISION CORP.

CENTURY VIRGINIA CORP.

CENTURY VOICE AND DATA COMMUNICATIONS, INC.

CENTURY WARRICK CABLE CORP.

CENTURY WASHINGTON CABLE TELEVISION, INC.

CENTURY WYOMING CABLE TELEVISION CORP.

CHELSEA COMMUNICATIONS, INC.

CHELSEA COMMUNICATIONS, LLC

By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CHESTNUT STREET SERVICES, LLC

By:	ACC Operations, Inc., its sole member

CLEAR CABLEVISION, INC.

CMA CABLEVISION ASSOCIATES VII, L.P.

By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner

CMA CABLEVISION ASSOCIATES XI, LIMITED PARTNERSHIP

By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner

CORAL SECURITY, INC.

COWLITZ CABLEVISION, INC.

CP-MDU I LLC

By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CP-MDU II LLC

By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

E.& E. CABLE SERVICE, INC.

EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC

By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner

EASTERN VIRGINIA CABLEVISION, L.P.

By:	TMC Holdings Corporation, its general partner

EMPIRE SPORTS NETWORK, L.P.

By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FAE CABLE MANAGEMENT CORP.

FOP INDIANA, L.P.

By:	FrontierVision Cable New England, Inc., its general partner

FRONTIERVISION ACCESS PARTNERS, LLC

By:	FrontierVision Operating Partners, L.P., its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION CABLE NEW ENGLAND, INC.

FRONTIERVISION CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

FRONTIERVISION HOLDINGS L.L.C.

By:	FrontierVision Partners, L.P., its sole member
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION HOLDINGS L.P.

By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.L.C.

By:	FrontierVision Holdings, L.P., its sole member
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.P.

By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION PARTNERS L.P.

By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FT. MYERS ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

FT. MYERS CABLEVISION, LLC

By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.

By:	ACC Cable Communications FL-VA, LLC, its sole member
By:	ACC Cable Holdings VA, Inc., its sole member

GLOBAL ACQUISITION PARTNERS, L.P.

By:	Global Cablevision II, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

GLOBAL CABLEVISION II, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing partner

THE GOLF CLUB AT WENDING CREEK FARMS, LLC

By:	ACC Operations, Inc., its sole member

GRAFTON CABLE COMPANY

GS CABLE LLC

By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

GS TELECOMMUNICATIONS LLC

By:	GS Cable, LLC, its sole member
By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

HARRON CABLEVISION OF NEW HAMPSHIRE, INC.

HUNTINGTON CATV, INC.

IMPERIAL VALLEY CABLEVISION, INC.

KALAMAZOO COUNTY CABLEVISION, INC.

KEY BISCAYNE CABLEVISION

By:	Adelphia Cable Partners, LP, a general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

KOOTENAI CABLE, INC.

LAKE CHAMPLAIN CABLE TELEVISION CORPORATION

LEADERSHIP ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

LOUISA CABLEVISION, INC.

MANCHESTER CABLEVISION, INC

MARTHA’S VINEYARD CABLEVISION, L.P.

By:	Century Cable Holdings, LLC, its general partner
By:	Century Cable Holding Corp., its sole member

MERCURY COMMUNICATIONS, INC.

MICKELSON MEDIA, INC.

MICKELSON MEDIA OF FLORIDA, INC.

MONUMENT COLORADO CABLEVISION, INC.

MOUNTAIN CABLE COMMUNICATIONS CORPORATION

MOUNTAIN CABLE COMPANY, L.P.

By:	Pericles Communications Corporation, its managing general partner

MONTGOMERY CABLEVISION, INC.

MT. LEBANON CABLEVISION, INC.

MULTI-CHANNEL T.V. CABLE COMPANY

NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

OLYMPUS CABLE HOLDINGS, LLC

By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OLYMPUS CAPITAL CORPORATION

OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C.

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OLYMPUS COMMUNICATIONS, L.P.

By:	ACC Operations, Inc., its managing general partner

OLYMPUS SUBSIDIARY, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OWENSBORO-BRUNSWICK, INC.

OWENSBORO INDIANA, L.P.

By:	Century Granite Cable Television Corp., its general partner

OWENSBORO ON THE AIR, INC.

PAGE TIME, INC.

PARAGON CABLE TELEVISION INC.

PARAGON CABLEVISION CONSTRUCTION CORPORATION

PARAGON CABLEVISION MANAGEMENT CORPORATION

PARNASSOS COMMUNICATIONS, L.P.

By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PARNASSOS HOLDINGS, LLC

By:	Parnassos Communications, L.P., its sole member
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PARNASSOS, L.P.

By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PERICLES COMMUNICATIONS CORPORATION

PULLMAN TV CABLE CO., INC.

RENTAVISION OF BRUNSWICK, INC.

RICHMOND CABLE TELEVISION CORPORATION

RIGPAL COMMUNICATIONS, INC.

ROBINSON/PLUM CABLEVISION

By:	Olympus Subsidiary, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

SABRES, INC.

SCRANTON CABLEVISION, INC.

SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.

SOUTHEAST FLORIDA CABLE, INC.

SOUTHWEST COLORADO CABLE, INC.

SOUTHWEST VIRGINIA CABLE, INC.

S/T CABLE CORPORATION

STAR CABLE INC.

STARPOINT, LIMITED PARTNERSHIP

By:	West Boca Acquisition Limited Partnership, its general partner
By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

SVHH CABLE ACQUISITION, L.P.

By:	SVHH Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

SVHH HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE

By:	Eastern Virginia Cablevision Holdings, LLC, its managing general partner
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner

TELE-MEDIA COMPANY OF TRI-STATES L.P.

By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

TELE-MEDIA INVESTMENT PARTNERSHIP, L.P.

By:	National Cable Acquisition Associates, L.P., a general partner
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

TELESAT ACQUISITION, LLC

By:	Arahova Holdings, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

TELESTAT ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

THE MAIN INTERNETWORKS, INC.

THE WESTOVER T.V. CABLE CO., INCORPORATED

THREE RIVERS CABLE ASSOCIATES, L.P.

By:	Chelsea Communications, LLC, a general partner
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

And	By: Mt. Lebanon Cablevision, Inc., a general partner

TIMOTHEOS COMMUNICATIONS, L.P.

By:	Olympus Communications Holdings, L.L.C., its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

TMC HOLDINGS CORPORATION

TMC HOLDINGS, LLC

TRI-STATES, L.L.C.

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

UCA LLC

By:	ACC Operations, Inc., its sole member

U.S. TELE-MEDIA INVESTMENT COMPANY

UPPER ST. CLAIR CABLEVISION, INC.

VALLEY VIDEO, INC.

VAN BUREN COUNTY CABLEVISION, INC.

WARRICK CABLEVISION, INC.

WARRICK INDIANA, L.P.

By:	CCC-III, Inc., its general partner

WELLSVILLE CABLEVISION, L.L.C.

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

WEST BOCA ACQUISITION LIMITED PARTNERSHIP

By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

WESTERN NY CABLEVISION, L.P.

By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc, its sole member

WESTVIEW SECURITY, INC.

WILDERNESS CABLE COMPANY

YOUNG’S CABLE TV CORP.

YUMA CABLEVISION, INC.

By:	/s/ Vanessa A. Wittman
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer

Annex A

Tranche A Commitment Amounts

Tranche A Lender	Amount
JPMORGAN CHASE BANK	$80,000,000
CITICORP NORTH AMERICA, INC.	$80,000,000
WACHOVIA BANK, N.A.	$80,000,000
BANK OF AMERICA, N.A.	$67,000,000
THE BANK OF NOVA SCOTIA	$67,000,000
CREDIT SUISSE FIRST BOSTON ACTING THROUGH ITS CAYMAN ISLANDS BRANCH	$67,000,000
DEUTSCHE BANK AG NEW YORK BRANCH	$67,000,000
GENERAL ELECTRIC CAPITAL CORPORATION	$67,000,000
THE FOOTHILL GROUP, INC	$67,000,000
CALYON (f/k/a CREDIT LYONNAIS)	$39,000,000
BANK OF MONTREAL	$39,000,000
BAYERISCHE HYPO-und VEREINSBANK AG, NEW YORK BRANCH	$25,000,000
THE TRAVELERS INSURANCE COMPANY	$25,000,000
SATELLITE SENIOR INCOME FUND, LLC	$20,000,000
SUMITOMO MITSUI BANKING CORPORATION	$10,000,000

TOTAL	$800,000,000

Annex D

Tranche B Credit-Linked Deposit Amounts

Tranche B Lender	Amount
JPMORGAN CHASE BANK	$200,000,000

Annex E—Part I

Borrower Group	Borrowing Limit

Century Borrower Group	$370 million

Century-TCI Borrower Group	$235 million

UCA Borrower Group	$80 million

Parnassos Borrower Group	$40 million

FrontierVision Borrower Group	$140 million

Olympus Borrower Group	$70 million

7A Borrower Group	$5 million

7B Borrower Group	$15 million

7C Borrower Group	$45 million

Annex F

Borrower	Letter of Credit Sublimit

Century Cable Holdings, LLC	$90 million

Century-TCI California, L.P.	$90 million

UCA LLC	$80 million

Parnassos, L.P.	$40 million

FrontierVision Operating Partners, L.P.	$80 million

Olympus Cable Holdings, LLC	$70 million

ACC Investment Holdings, Inc.	$5 million

Arahova Communications, Inc.	$10 million

Adelphia California Cablevision, LLC	$35 million

Schedule 26

Outstanding Loans and Outstanding Letters of Credit

Outstanding Loans:

Tranche A Loans:	$236,865,562.57
Tranche B Loans:	$153,884,725.87

Total Outstanding Loans:	$390,750,288.44

Outstanding Letters of Credit:

Tranche A Letters of Credit:	$70,374,688.82
Tranche B Letters of Credit:	$44,189,774.40

Total Letters of Credit:	$114,564,463.22

Exhibit H

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

)
In re	)	Chapter 11 Cases
)
Adelphia Communications Corporation, et al.,	)	Case No. 02-41729 (REG)
)
Debtors.	)	Jointly Administered
)

ORDER AUTHORIZING AND APPROVING, PURSUANT TO 11 U.S.C. §§105, 361, 362,

364(c)(1), 364(c)(2), 364(c)(3) AND 364(d)(1), (A) AMENDMENT AND RESTATEMENT

OF DIP CREDIT AGREEMENT TO PROVIDE FOR EXTENSION OF POST-

PETITION FINANCING, (B) RELATED COMMITMENT LETTER AND

(C) PAYMENT OF RELATED FEES AND EXPENSES

Upon the motion, dated April 21, 2004 (the “Motion”), of Adelphia Communications Corporation and its affiliated debtors, each as a debtor and debtor-in-possession (collectively, the “Debtors”), in the above-captioned cases, for an order authorizing, pursuant to 11 U.S.C. §§105, 361, 362, 364(c)(1), 364(c)(2), 364(c)(3) and 364(d)(1), the execution of the Second Amended and Restated Credit and Guaranty Agreement (the “Extension Agreement”) amending and restating the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002 (as amended and/or supplemented to date, the “DIP Credit Agreement”) that was given final approval by this Court on August 23, 2002, pursuant to the Final Order (I) Authorizing Debtors (A) to Obtain Post-Petition Financing Pursuant to 11 U.S.C. §§ 105, 361, 362, 364(c)(1), 364(c)(2), 364(c)(3) and 364(d)(1) and (B) to Utilize Cash Collateral Pursuant to 11 U.S.C. § 363 and (II) Granting Adequate Protection to Pre-Petition Secured Parties Pursuant to 11 U.S.C. §§ 361, 362 and 363 (the “DIP Order,” and other terms not herein defined having the same meanings as used therein), which Extension Agreement provides, inter alia, for an extension of the post-petition financing for the Debtors; and a hearing (the “Hearing”) on the

Motion having been held on May 13, 2004; and pursuant to Bankruptcy Rules 4001(b) and 4001(c)(1), Local Bankruptcy Rule 9013-1(c) and this Court’s Case Management Order #1, dated October 18, 2002 and Case Management Order #2, dated March 7, 2003, due notice under the circumstances of the Motion and the Hearing having been given by the Debtors, and upon all of the pleadings filed with this Court, and after due deliberation and consideration and sufficient cause appearing therefor;

IT IS DETERMINED, ORDERED AND ADJUDGED, that:

1. This Court has core jurisdiction over these proceedings and the parties and property affected hereby pursuant to 28 U.S.C. §§157(b) and 1334.

2. The DIP Order, as supplemented hereby, shall continue in full force and effect.

3. The Debtors have a need to obtain an extension of their current financing and are unable to obtain adequate unsecured credit allowable under section 503(b)(1) of the Bankruptcy Code as an administrative expense.

4. The terms of the Extension Agreement appear to be fair and reasonable, reflect the Debtors’ exercise of prudent business judgment consistent with their fiduciary duty and are supported by reasonably equivalent value and fair consideration. The Extension Agreement has been negotiated in good faith and at arm’s-length between the Debtors and the Agents, and any letters of credit and other Obligations (as defined in the DIP Credit Agreement, as amended and restated by the Extension Agreement) incurred under the Extension Agreement shall be deemed to have been extended by the DIP Lenders in good faith, as that term is used in section 364(e) of the Bankruptcy Code.

5. The Extension Agreement and all documents, instruments and agreements related thereto (including, without limitation, the commitment and fee letters executed in connection therewith) are authorized and approved in all respects.

6. The Debtors are authorized to execute the Extension Agreement, and the Guarantors may guaranty all Obligations thereunder, and each shall be subject to all of the other terms and conditions provided in the DIP Credit Agreement and the DIP Order.

7. The Debtors are hereby authorized to perform and do all acts to make, execute and deliver all instruments and documents and to pay fees that may be reasonably required or necessary for the Debtors’ performance under the Extension Agreement, including, without limitation, the payment to the Administrative Agent referred to in the Extension Agreement, and such other fees, costs and expenses as may be due from time to time including, without limitation, reasonable attorneys’ fees and disbursements. Upon execution and delivery of the Extension Agreement, it shall constitute valid and binding obligations of the Debtors, enforceable against each Debtor party thereto in accordance with its terms.

8. All obligations of the Debtors arising in connection with the Extension Agreement shall be deemed a part of the Financing under the DIP Order. Without limiting the generality of the foregoing (a) for all obligations and indebtedness arising under the Extension Agreement, the Agents and the DIP Lenders are granted each and every right granted to the Agents and the DIP Lenders under the DIP Order in connection with the Documents and the Financing (the relevant provisions of the DIP Order being incorporated herein by reference) and (b) nothing herein adversely affects the rights granted to the Agents and the DIP Lenders under the DIP Order, which rights shall continue in full force and effect. Consistent with and not in any way limiting the foregoing, (a) the definition of “Documents” contained in the DIP Order shall be deemed to include the Extension Agreement, and all other agreements, documents, notes and instruments executed or delivered pursuant hereto or thereto or in connection herewith or therewith, (b) the definition of “DIP Obligations” contained in the DIP Order shall be deemed to include all obligations and indebtedness arising under, in respect of or in connection with the Extension Agreement (including, without limitation, all “Obligations” as defined in the DIP Credit Agreement, as amended and restated in the Extension Agreement) and this Order, and (c) all liens, security interests, priorities and other rights, remedies, benefits, privileges and protections provided in the DIP Order with respect to or relating to the DIP Credit Agreement and the Financing shall apply with equal force and effect to the Extension Agreement and all obligations in connection therewith or related thereto.

9. The Extension Agreement and the provisions of this Order shall be binding upon the Agents, the DIP Lenders and the Debtors and their respective successors and assigns (including any chapter 7 or chapter 11 trustee hereinafter appointed or elected for the estate of any of the Debtors) and inure to the benefit of the Agents, the DIP Lenders and the Debtors and their respective successors and assigns.

10. In accordance with section 364(e) of the Bankruptcy Code, in the event that any or all of the provisions of this Order, the DIP Order or any Documents are hereinafter modified, amended, or vacated by a subsequent order of this or any other Court, no such modification, amendment or vacation shall effect the validity, enforceability or priority of any DIP Lien or claim authorized or created hereby or thereby. Notwithstanding any such modification, amendment or vacation, any claim granted to the Agents and the DIP Lenders hereunder or under any Document arising prior to the effective date of such modification, amendment, or vacation shall be governed in all respects by the original provisions of this Order, the DIP Order and the other Documents, and the Agents and the DIP Lenders, as the case may be, shall be entitled to all of the rights, remedies, privileges, and benefits, including the DIP Liens and priorities granted herein and therein, with respect to any such claim.

11. Under the circumstances, the notice given by the Debtors of the Motion and of the Hearing constitutes due and sufficient notice of the Motion and of the Hearing.

Dated: New York, New York

May 6, 2004

/S/ ROBERT E. GERBER
HONORABLE ROBERT E. GERBER
UNITED STATES BANKRUPTCY JUDGE